UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Commission file number 0-16079

Delaware	84-0915893
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (303) 792-7400

Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information under Item 5.02(e) of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e)

As further described below under Item 5.07, on December 3, 2012, at our Special Meeting of Stockholders (the “Special Meeting”), our stockholders approved a Second Amended and Restated 2006 Equity Compensation Plan (the “Second Amended and Restated Plan”), which increases the number of authorized shares available under the Amended and Restated 2006 Equity Compensation Plan, as previously amended (the “2006 Plan”) from 1,000,000 to 1,800,000 (on a pre-split basis) and makes certain other conforming and technical tax changes to the 2006 Plan.  A summary of the Second Amended and Restated Plan is included in the definitive proxy statement dated November 2, 2012 for the Special Meeting.

The description of the Second Amended and Restated Plan in this report does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Plan, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Special Meeting the Company’s stockholders:

•
approved the proposal to amend the Company’s Certificate of Incorporation, as amended, to (i) increase the authorized Common Stock of the Company from 23,500,000, par value $0.06 per share to 70,500,000 shares, par value $0.06 per share and to effect a three-for-one stock split of the issued Common Stock of the Company by changing each issued share of Common Stock into three shares of Common Stock and (ii) increase the authorized Preferred Stock of the Company from 5,000,000 shares, par value $1.00 per share, to 15,000,000 shares, par value $1.00 per share.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,832,422	4,512,989	31,530	0

•
approved a Second Amended and Restated Plan, which increases the number of authorized shares available under the current 2006 Plan from 1,000,000 to 1,800,000 (on a pre-split basis) and makes certain other conforming and technical tax changes to the 2006 Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,833,959	517,260	25,716	0

Item 8.01	Other Events

On December 3, 2012, the Company issued a press release regarding the three-for-one stock split. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated 2006 Equity Compensation Plan, dated December 3, 2012.
99.1	Air Methods Corporation Press Release, dated December 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: December 3, 2012	By	\s\ Crystal L. Gordon
Crystal L. Gordon, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amended and Restated 2006 Equity Compensation Plan, dated December 3, 2012.
99.1	Air Methods Corporation Press Release, dated December 3, 2012.